Exhibit 4.2
Number
NY ____                                                              Shares ___

THIS CERTIFICATE IS TRANSFERABLE IN                           SEE REVERSE FOR
NEW YORK, N.Y. OR MINNEAPOLIS, MN.                          CERTAIN DEFINITIONS


                                  COMMON STOCK

                             BLACK HILLS CORPORATION
                                                          CUSIP   092113  10  9
           (Incorporated Under the Laws of the State of South Dakota)

         This certifies that __________________ is the owner of _________fully paid and non-assessable shares, having a par value of $1 per share, of the common stock of Black Hills Corporation (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and all amendments thereof, copies of which are on file with the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS, the facsimile seal of the Corporation, and the signatures of its duly authorized officers.

Dated _______________________________


                            -------------------------------------------------
                            Chairman and CEO


                            -------------------------------------------------
                            Vice President-Controller and Corporate Secretary

Countersigned and Registered:


By ___________________________________________
     Transfer Agent and Registrar
     Authorized Signature


                             BLACK HILLS CORPORATION

Notice: The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued, and a like full statement relative to any preferred or special class of stock in series which the Corporation is or may be authorized to issue, or has issued, as to the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- _____as  Custodian for _______
                                                 (Cust)                  (Minor)
                                                  under Uniform Gifts to Minors
                                                    Act______________________
                                                            (State)
UNIF TRAN MIN ACT - _____ as  Custodian  for  ______
                   (Cust)                     (Minor)
                    under Uniform Transfers to Minors
                        Act _______________________
                                 (State)

TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
         and not as tenants in common
TOD - transfer on death direction in event of owner's death, to person named on face

Additional  abbreviations  may also be used though not in the above list.


     For Value Received, ______________________ hereby sell, assign and transfer unto ____________________________Shares of the Stock represented by the within certificate and do hereby irrevocably constitute and appoint ________________________ attorney, to transfer the same on the books of the within-named Corporation, with full power of substitution in the premises.

         Dated__________________________


                                            X__________________________________
NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

                                            X__________________________________


                  Signature Guaranteed by   X__________________________________